Exhibit 99.1

KeyBanc Analyst Day

Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). DPL’s earnings per share is prepared in accordance with GAAP and represent the company’s earnings per share as reported in DPL’s financial statements filed with the Securities and Exchange Commission. Adjusted earnings per share is a non-GAAP financial measure. DPL’s management believes that adjusted earnings per share information is relevant and useful information to our investors as this measure excludes certain one-time items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Adjusted earnings per share is not a substitute for measures determined in accordance with GAAP, and may not be comparable to adjusted earnings per share amounts reported by other companies. This presentation includes a reconciliation of the non-GAAP financial measure of adjusted earnings per share to the comparable GAAP financial measure of earnings per share.

Welcome and Overview Paul Barbas, President & Chief Executive Officer Generation and Fuel Gary Stephenson, Senior Vice President, Generation and Marketing Transmission and Distribution Scott Kelly, Senior Vice President, Service Operations Regulatory Update Art Meyer, Senior Vice President, Corporate and Regulatory Affairs Financial Update Fred Boyle, Senior Vice President, Chief Financial Officer & Treasurer Agenda

Welcome and Overview Paul Barbas – President & Chief Executive Officer

A reliable, efficient, profitable and well-regarded investor-owned regional utility Diversified regional energy holding company headquartered in Dayton, Ohio Principal Subsidiaries The Dayton Power and Light Company, a regulated electric utility Providing approximately 97% of total consolidated revenue and approximately 95% of total consolidated assets DPL Energy, LLC, an owner and operator of peaking generation facilities DPL Energy Resources, Inc., an Ohio competitive retail electric supplier DPL Inc. Overview

Fred Boyle – Senior Vice President, Chief Financial Officer & Treasurer Scott Kelly – Senior Vice President, Service Operations Teresa Marrinan – Vice President, Commercial Operations Dan McCabe – Senior Vice President & Chief Administrative Officer Art Meyer – Senior Vice President, Corporate and Regulatory Affairs Joe Mulpas – Vice President, Chief Accounting Officer and Controller Gary Stephenson – Senior Vice President, Generation and Marketing Doug Taylor – Senior Vice President, General Counsel and Corporate Development Executive Management Team

EPS from Continuing Operations, Non-GAAP Continued Earnings Growth (Diluted) EPS from Continuing Operations, GAAP Note: Page # 27 of this presentation includes a reconciliation of GAAP to Non-GAAP Earnings. $1.03 $1.40 $1.53 $2.05 $2.15 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008 2009E $0.97 $1.03 $1.80 $2.12 $2.15 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008 2009E

6% December 2007 4% December 2008* 4% February 2007 4% February 2006 Consistent Dividend Growth *Announced a quarterly dividend increase from $0.275 to $0.285 per share in December 2008, resulting in an annualized dividend of $1.14 per share.

Solid Investment Credit Ratings Over the past several years, we have worked hard to improve the company’s overall financial and risk profile. S&P recently raised its ratings up two grades on DPL and DP&L. DPL Inc.(a) DP&L(b) Outlook Effective Fitch Ratings BBB+ A+ Positive April 2008 Moody’s Investors Service Baa2 A2 Positive July 2008 Standard & Poor’s Corp. BBB+ A Stable April 2009 (a)  Credit rating relates to DPL’s Senior Unsecured debt. (b)  Credit rating relates to DP&L’s Senior Secured debt.

Company Objectives Focus on execution in core fundamentals of electric business Implement the Electric Security Plan and Transmission Cost Recovery Rider Manage coal costs Improve plant performance Control operation and maintenance costs Maintain strong liquidity position

Generation and Fuel Update Gary Stephenson – Senior Vice President, Generation and Marketing

DPL Inc. Generation Overview Natural Gas Peaking Units Coal Fired Generating Plants Portfolio totals 3,769 MWs of generating capacity. Coal: 2,850 MW Other: 919 MW 99% of DPL’s energy is produced with coal. DPL operates and purchases coal for 2 of 7 plants in which we have co-ownership. DPL operates and purchases coal for Hutchings, a wholly-owned plant. Environmental construction program completed on majority of base-load coal units. Plant performance is a primary focus.

Generating stations are centrally located. Coal-fired generation units burn NAPP, CAPP and ILB coal. Realize benefits of coal blending capabilities on scrubbed units. Actively maintain coal supply diversity. Proximity to Diverse Coal Supply

DPL’s Coal Supply Diversity Stuart and Killen Stations 2009 Contracted Coal DPL Share % of tons by Basin 2009 Contracted Coal DPL Share % of tons by Supplier NAPP 2% CAPP 56% ILB 42% Supplier A 21% Supplier B 12% Supplier D 10% Supplier E 9% Supplier F 7% Supplier G 6% Supplier H 4% Supplier I 3% Supplier K 3% Other Suppliers (21 under 2.5%) 11% Supplier J 3% Supplier C 11%

Coal Optimization and Hedging Coal Optimization Q1 2009 gains on coal sales of approximately $21 million. Project total 2009 gains on coal sales of approximately $60 million. Coal Hedging and Costs 100% hedged for committed burn through 2010. 2009 estimated average coal contract cost of $45 per ton.(1) Notes: (1) Coal cost per ton is net of coal sale gains.

Transmission & Distribution Scott Kelly – Senior Vice President, Service Operations

Service territory encompasses 24 counties, within 6,000 square miles, in West Central Ohio Population of 1.3 million Loyal and diverse customer base Over 500,000 retail customers Expanding military presence Attractive local universities provide source of well-educated employees Service Area

Customer Base Residential Government Commercial Industrial Education Retail Customers Retail Revenue 2008A Total: 515,000 customers 2008A Total: $1.2 billion Principal Industries Defense Food Processing Paper Plastic Manufacturing Automotive Healthcare Diversified Retail Market West Central Ohio Retail Sales 2008A Total: 14,932 gWh 8.1% 19.8% 27.3% 44.8% Residential Commercial Industrial Other 9.7% 26.7% 26.5% 37.1% 0.4% 1.3% 9.7% 88.6%

Focused on Reliability and Safety PUCO Target PUCO Target A History of Results - CAIDI (Outage duration - Avg. minutes per outage) 50 60 70 80 90 100 110 2004 2005 2006 2007 2008 2009 YTD DART 2004 - 2009 YTD 2.74 3.3 2.6 3.0 3.1 2.9 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 2004 2005 2006 2007 2008 2009 YTD A History of Results - SAIFI (Avg. outage frequency per customer per year) 0.0 0.2 0.4 0.6 0.8 1.0 1.2 2004 2005 2006 2007 2008 2009 YTD

Regulatory Update Art Meyer – Senior Vice President, Corporate and Regulatory Affairs

Transmission Cost Recovery Rider Received an order from the PUCO on May 27, 2009. Rider was effective June 1, 2009. Re-file AMI / Smart Grid plan by September 2009. Electric Security Plan Stipulation Agreement pending PUCO order. Regulatory Requirements By Year per Senate Bill 221. 2009 2015 2025 Renewable Energy 0.25% 3.50% 12.50% Solar Energy 0.004% 0.15% 0.50% Energy Efficiency* 0.30% 5.20% 22.20% Regulatory Update *For energy efficiency, the table above only reflects energy savings targets. It does not include peak reduction targets.

Financial Update Fred Boyle – Senior Vice President, Chief Financial Officer & Treasurer

First Quarter 2009 Financial Highlights Adjusted Earnings Per Share (Non-GAAP) Earnings drivers Lower wholesale revenue due to reduced generation, lower demand and lower market prices; Reduced gains from the sale of emission allowances; offset by Deferral of RTO transmission, capacity, and other PJM-related costs; and Lower purchased power costs Three Months Ended March 31, 2009 2008 Diluted earnings per share (GAAP) $0.61 $0.66 Adjustments: Deferral of 2008 RTO related charges  (0.07) – Adjusted diluted earnings per share (Non-GAAP)  $0.54   $0.66

As of June 12, 2009 Retired $175 million DPL Inc. Senior notes in March 2009. Liquidity position remains strong. $140 million drawn on the $220 million revolver as of June 12, 2009. DP&L entered into an additional $100 million, 364-day credit facility in April 2009. Liquidity and Cash Flow Total Liquidity ($ in millions) Cash and Cash Equivalents $19.6 Restricted Funds 7.8 Short-term Investments -Total 27.4 Available Credit from $220M Revolver 80.0 Available Credit from $100M Revolver 100.0 Total Liquidity as of June 12, 2009 $207.4

2009 - 2011 Capital Outlook Construction Additions ($ in millions) Total 2009 to 2011 construction additions estimated to be $475 million. $0 $50 $100 $150 $200 $250 $300 $350 2007A 2008A 2009E 2010E 2011E

Appendix

Reconciliation of GAAP to Non-GAAP Earnings Per Share 2005 2006 2007 2008 Diluted earnings from continuing operations (GAAP) $0.97 $1.03 $1.80 $2.12 Exclude: Charge for Peaking Plant Impairment - 0.37 - - Charge for Early Redemption of Debt 0.29 - - - Gain on Sale of Public Equity Investments (0.23) - - - Executive Litigation Settlement - - (0.17) - AEGIS Insurance Recovery - - (0.07) - Gain on Corporate Aircraft Sale - - (0.03) - Ohio Tax Settlement - - - (0.07) Diluted earnings from continuing operations (non-GAAP) $1.03 $1.40 $1.53 $2.05

KeyBanc Analyst Day